Exhibit 10.1

                                   AVRO ENERGY
                                213 EAST ARKANSAS
                                VIVIAN, LA 71082

                                  MARCH 5, 2010

G&S Operations

To Whom It May Concern:

     On this the 5th day of March, 2010, Avro Energy and G&S Operations enter into an agreement to sell Hoss Holmes Lease to G&S Operations, for the sum of $60,000.00 along with other valuable consideration. The valuable consideration consists of:

     A.   Gun Barrel Separator

     B.   2-Size 40 Pumping Units

     C.   2000' - 2 3/8" Tubing

     D.   2000' - 3/4" Rods

To be delivered to no later than April 5, 2010.


/s/ Donny Fitzgerald
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Avro Energy


/s/
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G&S Operations